Exhibit 4.1

NUMBER                                                                    SHARES

--------                                                                --------


        [Text of this certificate is superimposed over the emblem of the
                   American Stock Transfer & Trust Company.]

                           NORTHGATE INNOVATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                                               CUSIP 666428 10 7

THIS CERTIFIES THAT:




IS THE OWNER OF:


  FULLY PAID AND NON-ASSESSABLE SHARE OF COMMON STOCK OF $.03 PAR VALUE EACH OF
                           NORTHGATE INNOVATIONS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

                      [Seal of Northgate Innovations, Inc.]

   [Signature of President]                           [Signature of CEO]
           PRESIDENT                                CHIEF EXECUTIVE OFFICER

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common        UNIF GIFT MIN ACT - ....Custodian.......
  TEN ENT - as tenants by the                              (Cust)        (Minor)
            entireties
  JT TEN - as tenants with right
           of survivorship and not                    Act...........
           as tenants in common                              (State)


     Additional abbreviations may also be used though not in the above list.

    For Value Received,                 hereby sell, assign and transfer unto
                       -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
     ----------------------------


                                        ----------------------------------------

                                        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE  OF THE  CERTIFICATE  IN
                                        EVERY PARTICULAR,  WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.